UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2013

New Hampshire Thrift Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9

Newport, New Hampshire 03773

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2013, New Hampshire Thrift Bancshares, Inc. (the “Company”) announced that Stephen W. Ensign will retire as an employee of the Company and of Lake Sunapee Bank, fsb (the “Bank”) effective April 30, 2013. Upon his retirement, Mr. Ensign will serve as the non-executive Chairman of the Board of Directors of both the Company and the Bank.

As previously announced, the Company, the Bank and Mr. Ensign entered into a consulting services letter agreement (the “Consulting Agreement”), which will be become effective on May 1, 2013. The Consulting Agreement has an initial term ending on the fifth anniversary of the Effective Date, which will be automatically extended for successive one-year periods unless either party provides notice of its intention not to extend the term at least 30 days prior to the applicable renewal date. Mr. Ensign will receive an annual consulting fee of $90,000. In the event that the Company or the Bank terminate the Consulting Agreement during the initial five-year term without “cause” (as defined in Mr. Ensign’s employment agreements with the Company and the Bank, both of which will terminate on the Effective Date), Mr. Ensign will receive a lump sum payment equal to the lesser of (i) $90,000 or (ii) the consulting fees that would have been paid through the expiration of the initial five-year term had no such termination occurred. In addition, all outstanding unvested equity awards held by Mr. Ensign will become fully vested and exercisable on the effective date of the termination of the Consulting Agreement.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the Consulting Agreement, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2013, and is incorporated herein by reference.

A copy of the Company’s press release, dated March 15, 2013, is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Consulting Services Letter Agreement by and between the Company, the Bank and Stephen W. Ensign, dated February 14, 2013 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2013).

99.1	Press Release dated March 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:	/s/ Laura Jacobi
Laura Jacobi
Senior Vice President and Chief Financial Officer

Date: March 18, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Consulting Services Letter Agreement by and between the Company, the Bank and Stephen W. Ensign, dated February 14, 2013 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 22, 2013).

99.1	Press Release dated March 15, 2013